United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2026 (May 1, 2026)
 __________________________________
LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-7107	93-0609074
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)
1610 West End Avenue, Suite 200, Nashville, TN 37203
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 986 - 5600
 __________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LPX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07 Submission of Matters to a Vote of Security Holders.
The annual meeting of the stockholders of Louisiana-Pacific Corporation (the "Company") was held on May 1, 2026 (the "Annual Meeting"), at which a total of 63,351,275 shares of the Company's common stock, out of a total of 69,848,440 shares of the Company's common stock outstanding and entitled to vote as of the close of business on March 3, 2026 (the record date for the Annual Meeting), were represented in person or by proxy. The final voting results for the proposals submitted for a vote of stockholders at the Annual Meeting are set forth below. The proposals below are described in more detail in the 2026 Proxy Statement filed with the Securities and Exchange Commission on March 20, 2026.
The following proposals were considered by the Company's stockholders at the Annual Meeting:
a) Election of the three individuals listed below to serve as Class II directors of the Company until the 2028 annual meeting of stockholders and until their successors are duly elected and qualified. The results of the election of the director nominees were as follows:

Director Nominee	For	Against	Abstentions	Broker Non-Votes
Jose A. Bayardo	52,852,149	6,479,096	130,266	3,889,764
Stephen E. Macadam	49,437,570	9,976,557	47,384	3,889,764
Jean-Michel Ribieras	52,787,955	6,617,369	56,187	3,889,764
b) Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2026. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
62,550,426	767,037	33,812	N/A
c) Approval, on a non-binding, advisory basis, of the Company’s named executive officer compensation. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
53,014,477	6,387,571	59,463	3,889,764

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

By:	/S/ Leslie E. Davis
Leslie E. Davis
Vice President, Controller and Chief Accounting Officer
Date: May 5, 2026